UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2011
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Stellar Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)
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Ontario, Canada	0-31198	Not Applicable
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

544 Egerton Street, London, Ontario, Canada, N5W 3Z8
(Address of Principal Executive Office) (Zip Code)

(519) 434-1540
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

       Effective January 18, 2010 Mr. Peter Riehl, has retired as CEO, President and Director. The Company and Mr. Riehl have entered into a retirement agreement in connection with Mr. Riehl's retirement. Such agreement provides for, among other things the payment of a retirement allowance in the amount of $401,000, the continuation of benefits (or compensation in lieu thereof) for a period of two years and provisions regarding the use and disclosure of confidential information.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	STELLAR PHARMACEUTICALS ANNOUNCES RETIREMENT OF PETER RIEHL AS CEO, PRESIDENT AND DIRECTOR

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STELLAR PHARMACEUTICALS INC.

By:	/s/ Arnold Tenney
Arnold Tenney Interim President and Chief Executive Officer

Date:  January 18, 2010

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